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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 FORM 8-K/A

                             (Amendment No. 1)
                               CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

                        Date of Report: January 31, 2000

                        SERVICE MERCHANDISE COMPANY, INC.

                   (Debtor-in-Possession as of March 27, 1999)
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             (Exact name of registrant as specified in its charter)

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
                 Tennessee                                1-9223                  62-0816060
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(State or other jurisdiction of incorporation)    (Commission File Number)      (I.R.S. Employer
                                                                               Identification No.)
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7100 Service Merchandise Boulevard, Brentwood, TN                   37027
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    (Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (615) 660-6000

                                 Not Applicable
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          (Former name or former address, if changed since last report)



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        This Current Report on Form 8-K/A is being filed to include amended pages to the Registrant's operating report filed as Exhibit 99 to Registrant's Current Report on Form 8-K as filed with the Securities and Exchange Commission on April 6, 2000. "Item 5. Other Events" set forth below amends and supplements "Item 5. Other Events" of the Registrant's Current Report on Form 8-K as filed April 6, 2000. The amended pages filed herewith as Exhibit 99, replace in its entirety the section entitled "Service Merchandise Company, Inc. and Subsidiaries Consolidated Statements of Operations (Unaudited) (Debtor-in-Possession)" of Exhibit 99 to the Registrant's Current Report on Form 8-K as filed April 6, 2000.


Item 5.        Other Events
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        Service Merchandise Company, Inc. (the "Company") has filed certain amended pages to its monthly operating report for the period commencing January 31, 2000 and ending February 27, 2000 (the "Amended Pages") with the United States Bankruptcy Court for the Middle District of Tennessee, a copy of which is attached hereto as Exhibit 99, in connection with its voluntary petitions for reorganization under Chapter 11 of title 11 of the United States Bankruptcy Code in Case No. 399-02649.

        The Company cautions readers not to place undue reliance upon the information contained therein. The Amended Pages contain unaudited information, and are in a format, prescribed by the applicable bankruptcy laws. There can be no assurance that the Amended Pages are complete. The Amended Pages also contain information for periods which may be shorter or otherwise different from those contained in the Company's reports pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Such information may not be indicative of the Company's financial condition or operating results for the periods reflected in the Company's financial statements or in its reports pursuant to the Exchange Act and readers are cautioned to refer to the Exchange Act filings. Moreover, the Amended Pages and other communications from the Company may include forward-looking statements subject to various assumptions regarding the Company's operating performance that may not be realized and subject to significant business, economic and competitive uncertainties and contingencies, including those described in this report, many of which are beyond the Company's control. Consequently such matters should not be regarded as a representation or warranty by the Company that such matters will be realized or are indicative of the Company's financial condition or operating results for future periods or the periods covered in the Company's reports pursuant to the Exchange Act. Actual results for such periods may differ materially from the information contained in the Amended Pages and the Company undertakes no obligation to update or revise such Amended Pages.

        The Company's liquidity, capital resources and results of operations are subject to a number of risks and uncertainties, including, but not limited to, the following: approval of plans and activities by the Bankruptcy Court, including the Company's proposed strategic real estate initiatives; the ability of the Company to continue as a going concern; the ability of the Company to operate pursuant to the terms of the present DIP Facility and to close and operate pursuant to the new DIP to Exit Facility; the ability of the Company to conduct successful clearance sales in connection with the 2000 Business Plan; the ability of the Company to sublease successfully portions of its real estate in connection with the 2000 Business Plan; the ability of the Company to complete its store refurbishment program within cost and time expectations; the successful implementation of the consolidation of its distribution centers; the ability of the Company to enter into satisfactory arrangements with third parties with respect to real estate and Internet-related strategies; risks associated with third parties seeking and obtaining Court action to terminate or shorten the exclusivity period; the time for the Company to accept or reject executory contracts including its store leases, and for appointment of a


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Chapter 11 operating trustee or to convert the Company's reorganization cases to liquidation cases; the ability of the Company to operate successfully under a Chapter 11 proceeding, achieve planned sales and margin, and create and have approved a plan of reorganization in the Chapter 11 cases; potential adverse developments with respect to the Company's liquidity or results of operations; the ability of the Company to obtain shipments, negotiate and maintain terms with vendors and service providers for current orders; the ability to fund and execute a Year 2000 Business Plan; the ability of the Company to achieve cost-savings; the ability of the Company to attract, retain and compensate key executives and associates, competitive pressures from other retailers, including specialty retailers and discount stores, which may affect the nature and viability of the Company's business strategy; trends in the economy as a whole which may affect consumer confidence and consumer demand for the types of goods sold by the Company; the seasonal nature of the Company's business and the ability of the Company to predict consumer demand as a whole, as well as demand for specific goods; the ability of the Company to attract and retain customers; potential adverse publicity; real estate occupancy and development costs, including the substantial fixed investment costs associated with opening, maintaining or closing a Company store; uncertainties with respect to continued public trading in the Company's securities; the ability to effect conversions to new technological systems; and the ability to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to its Chapter 11 cases.


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                                   SIGNATURES

        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                SERVICE MERCHANDISE COMPANY, INC.


Date: April 19, 2000            By:  /s/ C. Steven Moore
                                     -------------------------------------------
                                     C. Steven Moore
                                     Senior Vice President, Chief Administrative
                                     Officer, Secretary and General Counsel





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                                  EXHIBIT INDEX

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
  No.                                      Exhibit
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
   99 Amended Pages to the Company's Operating Report for the period ending February 27, 2000
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